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                                                                      Exhibit 23




                        Consent of Independent Auditors



We hereby consent to the incorporation by reference in the Registration Statement on form S-8 (No. 333-59312) of our report dated April 5, 2001 on the financial statements of the Sky Financial Group, Inc. Profit Sharing and 401(k) Plan appearing on page 2 of this Form 11-K.

                            /s/ Crowe, Chizek and Company LLP
                            -------------------------------------------
                            Crowe, Chizek and Company LLP



Columbus, Ohio
June 28, 2001

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